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                                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): November 5, 2003

                                               EDISON MISSION ENERGY
                              (Exact name of registrant as specified in its charter)

                  DELAWARE                            000-24890                             95-4031807
       (State or other jurisdiction of            (Commission file                       (I.R.S. employer
       incorporation or organization)                  number)                          identification no.)

                                              18101 Von Karman Avenue
                                             Irvine, California 92612
                           (Address of principal executive offices, including zip code)

                                                   949-752-5588
                               (Registrant's telephone number, including area code)

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Items 1 through 11 are not included because they are inapplicable.

This current report includes forward-looking statements. Edison Mission Energy has based these forward-looking statements on its current expectations and projections about future events based upon knowledge of facts as of the date of this current report and its assumptions about future events. These forward-looking statements are subject to various risks and uncertainties that may be outside Edison Mission Energy's control. Edison Mission
Energy has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 12.  Results of Operations and Financial Condition

         On November 5, 2003, Edison International, the ultimate parent company of Edison Mission Energy, issued press releases that included information about Edison Mission Energy's consolidated financial results for the third quarter of 2003.  Copies of the press releases are attached as Exhibits 99.1 and 99.2. The information furnished in this Item 12, Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be "filed" for purposes of the
Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the
Securities Act of 1933.

Reporting of 2002 Change in Accounting - Reconciliation with Edison International

         Effective January 1, 2002, Edison Mission Energy adopted Statement of Financial Accounting Standards No.
142, "Goodwill and Other Intangible Assets."  SFAS No. 142 establishes accounting and reporting standards requiring goodwill not to be amortized but rather tested for impairment at least annually at the reporting unit level.  During the third quarter of 2002, Edison Mission Energy concluded that fair value of the goodwill related to the Citizens Power LLC acquisition was impaired by $14 million, net of $9 million of income tax benefit and, accordingly, reported this amount as a cumulative change in accounting.  In accordance with SFAS No. 3,
"Reporting Accounting Changes in Interim Financial Statements", Edison Mission Energy's financial statements for the first quarter of 2002 were restated to reflect the accounting change as of January 1, 2002.

         Edison International did not report the goodwill impairment charge discussed above as a cumulative change in accounting based on the immaterial amount of the charge in relation to its consolidated financial statements.  Instead, Edison International reported the goodwill impairment charge as part of continuing operations during the third quarter ended September 30, 2002.  The following table reconciles the amounts that were reported by Edison Mission Energy for the first nine months of 2002 in its Annual Report on Form 10-K to the segment results for the same prior period as reflected in the Edison International press release.

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                                                                       Nine Months Ended September 30, 2002
                                                                                     (in millions)
                                                                          EME       Reporting       EIX Press
                                                                        Results     Adjustment       Release
                                                                    ------------    ----------    -------------

Income from Continuing Operations                                        $109                          $ 95
Income from Operations of Discontinued Foreign Subsidiaries
         Discontinued Foreign Subsidiaries Net of Tax                      21                            21
Income before Accounting Change                                           130                           116
Cumulative Change in Accounting, Net of Tax                               (14)        $14                --
------------------------------------------------------------------ -----------     ------------   -------------
Net Income                                                               $116         $14              $116
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                                                     SIGNATURE

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                Edison Mission Energy
                                                    (Registrant)

Date:                 November 5, 2003                                      /s/ Kevin M. Smith
                --------------------------------------    --------------------------------------------------------
                                                                              KEVIN M. SMITH
                                                              Senior Vice President, Chief Financial Officer
                                                                               and Treasurer